MANAGED PORTFOLIO SERIES
(the “Trust”)

Muhlenkamp Fund
(the “Fund”)

Supplement dated August 15, 2019, to the

Prospectus for the Fund dated February 28, 2019

Effective immediately, the Average Total Returns Table on page 5 of the Prospectus is revised as follows:

Average Annual Total Returns for the periods ended December 31, 2018(1)
	One Year	Five Years	Ten Years	Since Inception (11/01/88)
Return Before Taxes	-13.29%	-1.31%	6.53%	8.26%
Return After Taxes on Distributions	-15.94%	-3.19%	5.28%	7.54%
Return After Taxes on Distributions and Sale of Fund Shares	-5.98%	-0.93%	5.37%	7.34%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	9.92%
Consumer Price Index (reflects no deduction for fees, expenses or taxes)	1.91%	1.51%	1.80%	2.47%
(1)
The Muhlenkamp Fund, a series of Wexford Trust, (the “Predecessor Fund”) transferred into the Fund in a tax-free reorganization on September 5, 2014.  Performance information shown includes the performance of the Predecessor Fund for periods prior to September 5, 2014.

This supplement should be retained with your Prospectus for future reference.